UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2006

ACXIOM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-13163	71-0581897
(Commission File Number)	(IRS Employer Identification No.)

1 Information Way, P.O. Box 8180, Little Rock, Arkansas	72203-8180
(Address of Principal Executive Offices)	(Zip Code)

501-342-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 13, 2006, the Company issued a press release announcing the preliminary results of its modified “Dutch auction” self-tender offer, which expired at 5:00 p.m. New York City time, on Tuesday, September 12, 2006. Also, on September 13, 2006, the Company issued an additional press release providing the preliminary proration factor with respect to shares accepted for purchase at $25.75 per share and below, pursuant to the terms of the tender offer.

Copies of the press releases are furnished herewith as Exhibits 99.1 and 99.2 respectively and are incorporated by reference herein.

The information contained in the press releases shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(c)    Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press Release of the Company dated September 13, 2006

99.2	Additional Press Release of the Company dated September 13, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2006

ACXIOM CORPORATION

By: /s/ Jerry C. Jones

Name: Jerry C. Jones

Title: Business Development/Legal Leader

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated September 13, 2006

99.2	Additional Press Release of the Company dated September 13, 2006